UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement     [  ] CONFIDENTIAL, FOR USE OF THE
                                     COMMISSION ONLY (AS PERMITTED BY RULE 14A-
                                     6(E) (2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12
                                  TOWER BANCORP
 ______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
 ______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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  ________________________________________________________________
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     pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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previously.  Identify the previous filing by registration statement number, or
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                      TOWER BANCORP, INC.

           PROXY STATEMENT FOR THE ANNUAL MEETING OF
            SHAREHOLDERS TO BE HELD ON APRIL 7, 2004

                            GENERAL

Introduction, Date, Time and Place of Annual Meeting

     The Board of Directors of the corporation furnishes this proxy statement for the solicitation of proxies to be voted at the Annual Meeting of Shareholders of the corporation to be held on Wednesday, April 7, 2004, at 1:30 p.m., prevailing time, at the Rescue Hose Company Special Events Center, 407 South Washington Street, Greencastle, Pennsylvania 17225, and at any adjournment or postponement of the meeting.

     The corporation's main office is located at Center Square, Greencastle, Pennsylvania 17225. The corporation's telephone number is (717) 597-2137. The corporation has one wholly owned subsidiary, The First National Bank of Greencastle. All inquiries regarding the annual meeting should be directed to Jeff B. Shank, President of the corporation and the bank.

Solicitation and Voting of Proxies

     We are mailing this proxy statement and the enclosed form of proxy to shareholders of the corporation on or about March 8, 2004. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with the specifications made on the proxies by the shareholders. Any proxy not specifying to the contrary will be voted:

     * For the election of the nominees for director identified in this proxy statement;

     * For the ratification of the selection of Smith Elliott Kearns & Company, LLC as the independent accountants for the corporation for the year ending December 31, 2004; and

     * In accordance with the recommendations of the Board of Directors for any other business that may properly come before the annual meeting and any adjournment or postponement of the meeting.

            The execution and return of the enclosed proxy will not affect a shareholder's right to attend the annual meeting and vote in person, after giving written notice to the Secretary of the corporation. A shareholder who returns a proxy may revoke it at any time before it is voted by delivering written notice of revocation to John H. McDowell, Sr., Secretary of Tower Bancorp, Inc., P.O. Box 8, Greencastle, Pennsylvania 17225.

     The corporation will bear the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the corporation may furnish shareholders in connection with the annual meeting. In addition to the use of the mail, directors, officers and employees of the corporation and of the bank may, without additional compensation, solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by those persons. Upon request, the corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

     * By giving written notice of revocation to John H. McDowell, Sr., Secretary of Tower Bancorp, Inc., P.O. Box 8, Greencastle, Pennsylvania 17225;

     * By executing a later-dated proxy and giving written notice thereof to the Secretary of the corporation; or

     * By voting in person after giving written notice to the Secretary of the corporation.

Record Date, Voting Securities, and Quorum

     The record date for the annual meeting is February 23, 2004. At the close of business on February 23, 2004, the corporation had 1,734,337 shares of common stock outstanding, the only issued and outstanding class of stock. Only holders of common stock of record at the close of business on February 23, 2004, are entitled to notice of and to vote at the annual meeting. The corporation is also authorized to issue 500,000 shares of preferred stock, none of which have been issued. On all matters to come before the annual meeting, each share of common stock is entitled to one vote. Cumulative voting rights do not exist with respect to the election of directors.

     Pennsylvania law and the By-laws of the corporation require the presence of a quorum for each matter to be acted upon at the annual meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the meeting is required for ratification of the selection of the independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

     PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Beneficial Ownership by Officers, Directors and Nominees

     The following table sets forth, as of February 23, 2004, and from information supplied by the respective persons, the amount and the percentage, if over 1%, of the common stock of the corporation beneficially owned by each director, each nominee for director and all officers and directors of the corporation as a group. Unless otherwise noted, shares are held directly by the respective individual. The shares beneficially owned reflect stock dividends paid by the corporation.
     The securities "Beneficially Owned" by an individual are determined in accordance with the definition of "Beneficial Ownership" set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individuals' spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after February 23, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

Name of Individual or           Amount and Nature  Percent of
Identity of Group               of Beneficial      Class(8)
                                Ownership

Class A Directors
(to serve until 2006)
Mark E. Gayman                      2,064 (1)             --
James H. Craig, Jr.                10,041 (2)             --

Class B Directors and
Nominees
(to serve until 2007)
                                   24,567 (3)
Jeff B. Shank                                            1.40%
Frederic M. Frederick               1,712 (4)             --
Lois E. Easton                     11,171 (5)             --

Class C Directors
(to serve until 2005)
Kermit G. Hicks                    32,870 (6)            1.87%
Robert L. Pensinger                11,471 (7)             --
All Officers, Directors and          123,750             7.04%
Nominees as a Group (10
persons)

______________________

(1) Includes 434 shares held by Mr. Gayman's spouse and 332 shares held by each of his two children.

(2)  Shares and percent include 5,829 shares subject to vested options.

(3) Includes 13,143 shares held jointly with his spouse, 200 shares held by each of his two children and 10,374 shares held by the ESOP that are allocated to Mr. Shank's account and over which he exercises investment control. Shares and percent include 525 shares subject to vested options.

(4) Includes 1,412 shares held jointly with his spouse and 100 shares held by each of his three children.

(5) Includes 310 shares held by Ms. Easton's spouse. Shares and percent include 5,829 shares subject to vested options.

(6) Includes 8,252 shares held by Mr. Hicks' spouse and 792 shares held in the Hicks Chevrolet, Inc. Profit Sharing Plan. Shares and percent include 5,829 shares subject to vested options.

(7) Includes 1,398 shares held jointly with Mr. Pensinger's spouse. Shares and percent include 5,829 shares subject to vested options.

(8) The percent of class assumes all outstanding options issued to the directors and officers have been exercised and, therefore, on a pro forma basis, 1,758,724 shares of common stock outstanding.
ELECTION OF DIRECTORS

     Shareholders will elect three (3) Class B Directors at the annual meeting. The nominees for Class B Directors are Jeff B. Shank, Frederic M. Frederick and Lois E. Easton. The directors will serve for a 3-year term and until their successors are elected and qualified. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the election of the nominees. If the nominees should become unavailable for any reason, proxyholders will vote proxies in favor of substitute nominees, as the Board of Directors of the corporation shall determine. The Board of Directors has no reason to believe the nominees will be unable to serve if elected. Any vacancy occurring on the Board of Directors of the corporation, for any reason, may be filled by a majority of the directors then in office until the expiration of term of the vacancy.

     In addition, cumulative voting does not exist for the election of directors. Each share of common stock is entitled to cast one vote for each nominee. For example, if a shareholder owns ten shares of common stock, he or she may cast up to ten votes for each of the three directors in the class to be elected.

     INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains certain information, as of February 23, 2004, with respect to current directors, nominees for director and certain officers of the corporation.

                            Principal Occupation for
                              Past Five Years and        Director
Name               Age       Position Held with the       Since
                            Corporation and the Bank    Corp/Bank
Class A Directors - Term Expires 2006
Mark E. Gayman      51       Owner - Gaymere Farms      2003/2003
James H. Craig,     70          Retired Dentist         1990/1990
Jr.

   Class B Directors - Term Expires 2004 and Nominees for Class B
                             Directors
Jeff B. Shank       48          President of the        1992/1992
                            Corporation and the Bank
Frederic     M.     47       Partner in engineering     2002/2002
Frederick                      firm of Frederick,
                             Seibert & Associates,
                                      Inc.
Lois E. Easton      68     Retired Marketing Manager    1996/1996
                                  of the Bank

Class C Directors - Term Expires 2005
Kermit G. Hicks     68       Chairman of the Board,     1983/1969
                             Hicks Chevrolet, Inc.
Robert       L.     70      Retired Insurance Agent     1987/1987
Pensinger                        for State Farm

                            GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the OTCBB and SEC regulations, as well as best practices suggested by recognized governance authorities.

Code of Ethics

     Since 1986, we have had a code of conduct. In 2003, as required by law and regulation, we amended our code of conduct. Our codes of ethics are applicable to our directors, officers and employees. The codes of conduct encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the codes of ethics. The Board periodically receives reports on our compliance program. The Code of Ethics are posted on our website at www.fnbgc.com. We have also filed a copy of the Codes of Ethics with the SEC as an exhibit to our December 31, 2003 Annual Report on Form 10-K.

Shareholder Communications

     The board of directors does not have a formal process for shareholders to send communications to the board. Due to the infrequency of shareholder communications to the board of directors, the board does not believe that a formal process is necessary. Written communications received by the company from shareholders are shared with the full board no later than the next regularly scheduled board meeting.

Meetings and Committees of the Board of Directors

     Every member of the corporation's Board of Directors is a member of each committee of the bank, except the Audit Committee. The directors of the corporation are also directors of the bank. Committee members receive no fee for attendance at committee meetings. To date, none of the committees have designated a Chairman.

Executive Committee: This committee consists of the Chairman of the Board, Vice-Chairman, President, Chief Executive Officer and Executive Vice President of the corporation. This committee meets when necessary, at the request of the Chairman, Vice-Chairman or President of the corporation to discuss and prepare recommendations on various business matters prior to the regular Board of Directors meeting.

Audit Committee: The Audit Committee, of which all the members of the Board of Directors are members except Mr. Shank and Mr. Frederick, held 8 meetings during fiscal year 2003. The members of the Audit Committee are all independent. The Audit Committee oversees the accounting and tax functions of the corporation, recommends to the Board the engagement of independent accountants for the year, reviews with management and the accountants the plan and scope of the audit engagement, reviews the annual financial statements of the Company and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the accountants the Company's system of internal controls and its accounting and reporting practices. The Audit Committee has adopted a charter.

     We have no `audit committee financial expert.' We believe the cost to retain a financial expert at this time is prohibitive. However, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

     During 2003, the directors of the corporation held 9 meetings and the directors of the bank held 44 meetings. Each of the directors attended at least 75% of the combined total number of meetings of the Boards of Directors and of the committees.

     The corporation does not have a standing nomination or compensation committee. The Board of Directors perform the duties typically associated with the nomination and compensation committees. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the President of the corporation in accordance with Section 10.1 of the corporation's by-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors.

                     EXECUTIVE COMPENSATION

     The table below reflects information concerning the annual compensation for services in all capacities to the corporation for the fiscal years ended December 31, 2003, 2002 and 2001 of those persons who were, as of December 31, 2003:

      the Chief Executive Officer, and
              the four other most highly compensated Executive Officers of the corporation to the extent that the person's total annual salary and bonus exceeded $100,000.

                   SUMMARY COMPENSATION TABLE

                          Annual Compensation          Long-Term Compensation

                                                           Awards         Payouts
     (a)        (b)     (c)     (d)        (e)         (f)        (g)      (h)         (i)

Name and                                            Restricted  Options             All Other
Principal             Salary   Bonus      Other       Stock       SARs    Payout   Compensation
Position       Year     ($)     ($)       Annual    Awards ($)   (#)(1)     s       ($)(1)(2)
                                        Compensati                         ($)
                                            on
Jeff B.        2003    134,00   13,742      --          --        812       --          70,140
Shank          2002         0   13,906      --          --        720       --          51,823
President/CE   2001    130,40    9,734    9,800         --        859       --          32,439
O                           0
                       114,00
                            0
John H.        2003    95,000    9,107      --          --        487       --          28,033
McDowell,      2002    91,500   10,283      --          --        432       --          25,909
Sr.            2001    88,000    7,110      --          --        515       --          22,681
Executive
Vice
President

  (1) Includes ESOP, profit sharing, pension plan contributions, deferred salary, and earnings on deferred salary.

  (2) Includes $6,876 of accrued benefit expense and $1,025 of associated service fees in 2002 and $21,161 of accrued benefit expense and $300 of associated service fees in 2003 in connection with a supplemental executive retirement plan obtained by the bank on behalf of Mr. Shank.
Options Grants and Fiscal Year-End Values

     The following table shows all grants in 2003 of stock options to the Executive Officers named in the summary compensation table above, adjusted to reflect stock dividends.

             OPTION/SAR GRANTS IN LAST FISCAL YEAR

                        Number of
                        Securities
                        Underlying        % of Total
                       Options/SARs      Options/SARs       Exercise or   Expirati     Grant Date
        Name           Granted (#)        Granted to        Base Price       on      Present Value
                           (1)            Employees           ($/Sh)        Date          ($)
                                        In Fiscal Year
Jeff B. Shank
President and CEO          812               50%               $1/sh        None        $23,548
John H. McDowell,
Sr.                        487               30%               $1/sh        None        $14,123
Executive Vice
President

  (1) All options were granted on January 8, 2003, and became exercisable on the same day with no vesting schedule or expiration date.

      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FY-END OPTION/SAR VALUES


                   Shares                 Number of Securities Underlying    Value of Unexercised
                   Acquir                 Unexercised Options/SARs at FY-        In-the-Money
                     ed                               End(#)                   Option/SARs at FY
                     On        Value                                                End($)
      Name         Exerci   Realized($)      Exercisable/Unexercisable
                   se (#)                                                   Exercisable/Unexercisab
                                                                                      le

Jeff B. Shank
President/CEO        812      $26,359                   0/0                           0/0

John H. McDowell,    487      $15,094                   0/0                           0/0
Sr.
Executive Vice
President


Securities Authorized for Issuance Under Equity Compensation Plans

      The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, not approved by shareholders, as well as the number of securities remaining available for future issuance under these plans.

                            EQUITY COMPENSATION PLANS

                       (A) (#)        (B) ($)          (C) (#)
                      Number of       Weighted        Number of
                    Securities to     Average         Securities
                      be Issued    Exercise Price     Remaining
                    Upon Exercise  of Outstanding   Available for
                          of          Options,     Future Issuance
                     Outstanding   Warrants, and     Under Equity
                       Options,        Rights        Compensation
                    Warrants, and                  Plans Excluding
                        Rights                        Securities
                                                     Reflected in
                                                      Column (A)

Non-Qualified Stock      -0-            N/A             42,654
Option Plan
Stock  Option  Plan     23,316         22.26            71,501
for         Outside
Directors

      The First National Bank of Greencastle is the wholly-owned operating subsidiary of Tower Bancorp, Inc. As such, our benefit plans are principally organized at the bank level, as described below.


Non Qualified Stock Option Plan

      The corporation maintains a non-qualified stock option plan that was adopted by the Board of Directors in March 1995. The purpose of the stock incentive plan is to advance the development, growth and financial condition of the corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of the corporation and its subsidiaries.

      The Board of Directors administers the stock incentive plan. The persons eligible to receive awards under the stock incentive plan are key officers and other management employees of the corporation and its subsidiaries as determined by the Board.

      The corporation granted 1623 options under this plan during 2003. There were 1623 options exercised during 2003. At December 31, 2003, 42,654 shares, reflecting adjustment for stock dividends, remained available for future grants under the non-qualified stock option plan.

Stock Option Plan for Outside Directors

     The corporation maintains a stock option plan that was adopted by the Board of Directors in March 1996. The purpose of the stock option plan is to advance the development, growth and financial condition of the corporation and its subsidiaries; to secure, retain and motivate non-employee directors, and to align the interest of non-employee directors with the interests of shareholders, including the interest in the appreciation of the corporation's stock.

      The corporation granted 4,060 options under this plan during 2003. There were 4,435 options exercised during 2003. At December 31, 2003, 71,501 shares, reflecting adjustment for stock dividends, remained available for future grants under the stock option plan for outside directors.

Profit Sharing Plan

     The bank maintains a profit-sharing plan that generally covers all employees who have completed one year of service and attained the age of 20. Contributions to the plan are based on bank performance as a percentage of equity and are computed as a percentage of the participant's total earnings. The payment of benefits to participants is made at death, disability, termination or retirement. Contributions to the plan for all employees charged to operations during 2003 amounted to $124,954.

Employee Stock Ownership Plan

     The bank maintains an Employee Stock Ownership Plan that generally covers all employees who have completed one year of service and attained the age of 20. Contributions to the plan are based on bank performance as a percentage of equity and are computed as a percentage of the participants' total earnings.
The payment of benefits to participants is made at death, disability, termination or retirement. Contributions to the plan for all employees charged to operations during 2003 amounted to $123,841.

Cash Bonus Plan

     In addition to contributions to the Employee Stock Ownership Plan and the Profit Sharing Plan, the bank desires to return a portion of its profit to its employees in the form of a quarterly cash bonus. To be eligible, an employee must work 2 full quarters, work at least 250 hours, and be employed on the last day of the quarter. After meeting this criteria, employees will receive any applicable bonus for the last quarter they worked. The bank uses ROE (Return on Equity) to measure profitability. ROE is a percentage derived from a calculation by which the bank's net income is divided by the bank's equity. If the bank exceeds 12% ROE at the end of any quarter, a cash bonus is paid to each eligible employee.

     The quarterly earnings of any eligible employee will be used for the calculation of the cash bonus. Cash bonuses are considered compensation for tax purposes and are taxed accordingly. All full-time and part-time employees of the bank are eligible for the cash bonus. The plan was established in 2000.
The bank paid $150,373 during 2003 pursuant to the terms of the plan.

Insurance

     The bank maintains an executive supplemental insurance plan for certain key executives designated by the executive committee of the Board. This plan provides payments after retirement, which supplement the bank's pension plan and provides certain life insurance benefits. The deferred payments will be paid from the general funds of the bank; however, the bank purchases and is the beneficiary of insurance on the lives of participants, the proceeds of which are used to help recover the net after-tax cost of the benefits and insurance premiums paid. Premiums may also be offset by borrowing against the cash values of the insurance policies. At December 31, 2003, these policies had a net accumulated cash value of $653,841. The cost of the insurance premiums in 2003 was $30,123.

Pension Plan

     The bank maintains a non-contributory money purchase pension plan with employer contributions based upon a fixed formula of salary. Currently, the plan provides a base contribution of 3% of pay for all eligible participants with an additional 3% of pay based upon a social security integrated formula. Once contributions are determined, they are placed into a pension trust and accumulated for each participant with investment earnings each year. The ultimate benefit payable to each employee under this pension plan is the total account balance of the employee at their respective retirement date. The normal retirement date for employees is the later of the participant's 65th birthday, or the 5th anniversary of the participant joining the plan. An employee must be at least 20 years of age and have one full year of service to become a plan participant. Full vesting in accumulated plan benefits occurs at the end of five years of service; there is no partial vesting. For the 2003 plan year, the estimated employer contribution for all plan participants was $79,840.

Supplemental Executive Retirement Plan Agreement

     In 2002, the corporation implemented a Supplemental Executive Retirement Plan ("SERP") covering Jeff B. Shank. The SERP provides for salary continuation in certain circumstances.

     If a change of control of the corporation occurs or Mr. Shank terminates his employment on or after the retirement age of 65, the bank will pay Mr. Shank $75,000 per year. The benefit will be paid monthly, commencing on the first day of the month following Mr. Shank's 65th birthday and continuing for 20 years.

     If no change of control has occurred and Mr. Shank's employment is terminated before the retirement age of 65 due to voluntary termination by Mr. Shank non-renewal of his change of control agreement, or for reasons other than cause, the bank pays Mr. Shank an accrued amount of benefit, as of the date of termination. This benefit is paid monthly, commencing on the first day of the month following Mr. Shank's 65th birthday and continuing for 20 years.

     If Mr. Shank dies while he is actively employed at the bank and before reaching age 65, his beneficiary receives a scheduled death benefit that depends on the plan year in which Mr. Shank dies. If Mr. Shank dies after reaching age 65 or following a change of control, but before receiving any lifetime benefits, his beneficiary receives a designated death benefit. If he has received lifetime benefits, his estate or beneficiary will continue to receive lifetime benefits.

     If the bank terminates Mr. Shank's employment for cause, he forfeits the benefits provided under the SERP. In addition, if Mr. Shank violates the restrictive covenant contained in the SERP, he forfeits his right to any further benefits under the SERP.

Change of Control Agreements

     In 2002, the corporation and the bank entered into a Change of Control Agreement with Jeff B. Shank, President and Chief Executive Officer of the corporation and of the bank. The agreement provides certain benefits to Mr. Shank in the event of a change of control, as more fully described below.

     In the event that the corporation and the bank undergo a change of control, as defined in the agreement, Mr. Shank's agreement provides that it shall automatically become an employment agreement, binding on any acquirer of the corporation and the bank. Once triggered by a change of control, the agreement has a 3-year term from the date of the change of control and provides for an automatic renewal for an additional 12-month period annually, unless terminated as provided in the agreement. The agreement provides that Mr. Shank continue his duties as President and Chief Executive Officer of the corporation and of the bank and remain a member of the respective Boards of Directors. The agreement restricts Mr. Shank's ability to gain other employment during the term of the agreement.

     The agreement provides that, immediately following the change of control, Mr. Shank is entitled to an annual direct salary of at least the median salary for peer group financial institutions, as set forth in L.R. Webber Associates, Inc. Annual Salary Survey for the calendar year immediately preceding the change of control. In no event, shall Mr. Shank's salary, pursuant to the agreement, be less than his actual salary for the calendar year during which the change of control occurred. Mr. Shank's annual direct salary after the change of control is subject to annual review, but, in no event, may the salary be reduced below the initial direct salary level set forth in the agreement. The agreement also provides that Mr. Shank is eligible to receive periodic bonuses at the discretion of the respective Boards of Directors of the corporation and of the bank, all in accordance with the bonus programs in place immediately prior to the change of control. The agreement also provides that Mr. Shank is entitled to director's fees and certain fringe benefits, vacation, reimbursement of business expenses and perquisites.

     If, following a change of control, Mr. Shank is discharged or resigns for good reason, as defined in the agreement, he is entitled to a lump sum payment equal to 2.99 times his base amount, as defined in the agreement, plus certain benefits.

     In 1998, the corporation and the bank entered into a Change of Control Agreement with John H. McDowell, Sr., Executive Vice President and Secretary of the corporation and of the bank. The agreement provides certain benefits to Mr. McDowell in the event of a change of control, as more fully described below.

     In the event that the corporation and the bank undergo a change of control, as defined in the agreement, Mr. McDowell's agreement provides that certain severance benefits will be paid to Mr. McDowell. The benefits were granted in order to recognize Mr. McDowell's past and present service and to provide incentive for his continued valued service. The agreement continues until either party gives the other written notice of termination of employment with, or without cause. The agreement is not intended to affect Mr. McDowell's employment status in the absence of a change of control. In the event of a change of control, Mr. McDowell is entitled to receive payment, in 24 equal monthly installments, of two times his current annual direct salary.

Compensation of Directors

     During 2003, the corporation's Board of Directors held 9 meetings. The corporation's directors received no compensation for attendance at board or committee meetings. During 2003, the bank's Board of Directors held 44 meetings. For the months of January through September, directors received $200 for each meeting they attended. For the months October through December, directors received $300 for each meeting they attended. Each director is permitted 4 absences each year. In addition, each director received a fee of $2,700 per year, payable in installments of $500 each of the first three quarters and $1,200 for the fourth quarter. The Chairman of the Board received $1,250 per quarter for the first three quarters and $1,950 for the fourth quarter. Other than the supplemental insurance plan described below, there are no other special arrangements with any directors. In 2003, the Board of Directors of the bank received $77,600, in the aggregate, for all Board of Directors meetings attended.

     The bank maintains a supplemental insurance plan for directors pursuant to which a director may elect to defer receipt of a portion of fees for Board meetings for at least 4 years or until he reaches age 65, whichever is later.
An amount equal to fees waived in addition to interest at an annual rate of 10% per year will be paid to each participating director or his designated beneficiary during a period of 10 years after the director reaches age 65. Fees and interest paid by the bank will be recovered through insurance policies on the lives of participating directors. Funds from the deferred fees of a participating director will be used to reimburse the bank for the costs of the premium for the insurance policies. The cost of the insurance premiums in 2003 was $19,790.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the corporation is responsible for the governance of the corporation and the bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers and the communities served by the corporation and the bank. To accomplish the strategic goals and objectives of the corporation, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The bank provides compensation to the employees of the corporation and the bank.

     The fundamental philosophy of the corporation's and the bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The objectives of the compensation program are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation, the results of which will be improved profitability, increased dividends to our shareholders and subsequent appreciation in the market value of our shares.

     Annually, the Board of Directors reviews and approves the compensation of the corporation's and the bank's top executives. As a guideline for review in determining base salaries, the committee uses, among other things, information set forth in the L.R. Webber Salary Survey. The performance graph uses a different Peer Group, including only Pennsylvania bank holding companies not quoted on the NASDAQ because of common industry issues and competition for the same executive talent group.

Chief Executive Officer

     The Board of Directors determined that the Chief Executive Officer's 2003 compensation of $134,000, a 2.8% increase in aggregate compensation over the 2002 fiscal year, was appropriate. There is no direct correlation between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation and any of the above information, nor is there any weight given by the Board of Directors to any of the above specific individual criterion. The increase in the Chief Executive Officer's compensation is based on the Board's subjective determination after review of all information, including the above, that it deems relevant.

Executive Officers

     The Board of Directors increased the compensation of the corporation's and the bank's executive officers by 3.5% over 2002 compensation. Compensation increases were determined by the Board based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured, in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in the Board's analysis. The determination by the Board is subjective after review of all information, including the above, it deems relevant.

     In addition to base salary, executive officers of the corporation and the bank may participate in the Profit Sharing Plan, Cash Bonus Plan and the Employee Stock Ownership Plan.

     Total compensation opportunities available to the employees of the corporation and the bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the corporation's success. The corporation reviews individuals annually on a calendar year basis. The corporation strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.

     The foregoing report has been furnished by the Board of Directors.

   James H. Craig, Jr.   Lois E. Easton        Frederic           M.
                                               Frederick
   Mark E. Gayman        Kermit G. Hicks       Robert L. Pensinger
                         Jeff B. Shank

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jeff B. Shank, President and Chief Executive Officer of the corporation, is a member of the Board of Directors. Mr. Shank makes recommendations to the Board of Directors regarding compensation for employees. Mr. Shank does not participate in conducting his own review. The entire Board of Directors votes to establish the corporation's compensation policies.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of directors who meet the OTCBB standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in October, 2003 and which is attached to this proxy statement as Appendix A.

     The Audit Committee met with management periodically during the year to consider the adequacy of the company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the company's independent auditors and with appropriate company financial personnel and internal auditors. The Audit Committee also discussed with the company's senior management and independent auditors the process used for certifications by the company's chief executive officer and chief financial officer which are required for certain of the company's filings with the Securities and Exchange Commission.

     The Audit Committee met privately at its regular meeting with both the independent accountants and the internal auditors, as well as with the President, Executive Vice President and Treasurer, on a number of occasions, each of whom has unrestricted access to the Audit Committee.

     The Audit Committee appointed Smith, Elliott Kearns & Company, LLC as the independent accountants for the company after reviewing the firm's performance and independence from management.

     Management has primary responsibility for the company's financial statements and the overall reporting process, including the company's system of internal controls.

     The independent accountants audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

     The Audit Committee reviewed with management and Smith Elliott Kearns & Company, LLC, the company's independent accountants, the company's audited financial statements prior to issuance. Management has represented, and Smith Elliott Kearns & Company, LLC has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee received from and discussed with Smith Elliott Kearns & Company, LLC the written disclosure and the letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees). These items relate to that firm's independence from the company. The Audit Committee also discussed with Smith Elliott Kearns & Company, LLC matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee monitored the accountants independence, reviewed audit and non-audit services performed by Smith Elliott Kearns & Company, LLC and discussed with the accountants their independence.

     In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the company's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder ratification, the selection of Smith Elliott Kearns & Company, LLC, as the company's independent accountants for the year.

     Aggregate fees billed to the company by Smith Elliott Kearns & Company, LLC for services rendered are presented below:

    Year  Ended December 31            2003          2002
    Audit Fees                      $32,197       $27,959
    Audit Related Fees                8,700        34,000
    Tax Fees                          3,800         3,275
    All Other Fees                  $20,407       $19,380

     Audit Fees include fees billed for professional services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in the company's Forms 10-Q and 10-K or services that are normally provided by Smith Elliott Kearns & Company, LLC in connection with statutory and regulatory filings or engagements.

     Audit Related Fees include fees billed for assurance and related services by Smith Elliott Kearns & Company, LLC that are reasonably related to the performance of the audit or review of the company's financial statements and are not reported under the Audit Fees section of the table above. Loan review services are included in these fees.

     Tax Fees include fees billed for professional services rendered by Smith Elliott Kearns & Company, LLC for tax compliance, tax advice, tax planning. These services include preparation of federal and state tax returns.

     All Other Fees include fees billed for products and services provided by Smith Elliott Kearns & Company, LLC, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These include fees for services related to the bank's employee benefit programs.

     The Audit Committee has considered whether, and determined that, the provision of the non-audit services are compatible with maintaining Smith Elliott Kearns & Company's independence.

Audit Committee

James H. Craig, Jr.   Lois E. Easton         Mark E. Gayman
Kermit G. Hicks       Robert L. Pensinger








     SHAREHOLDER RETURN PERFORMANCE GRAPH

     A line graph is set forth below. The graph compares the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the S&P 500 Stock Index, NASDAQ and the Peer Group Index for the period of five fiscal years commencing January 1, 1999 and ended December 31, 2003. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                                                             Period Ending
Index                                   12/31/98 12/31/99  12/31/00  12/31/01  12/31/02 12/31/03
Tower Bancorp Incorporated                100.00    76.48     63.61     82.22    104.04   144.70
S&P 500*                                  100.00   121.11    110.34     97.32     75.75    97.40
NASDAQ - Total US                         100.00   185.95    113.19     89.65     61.67    92.90
Mid-Atlantic Custom Peer Group**          100.00    88.42     79.57     92.99    118.75   160.85


*Source:  CRSP, Center for Research in Security Prices, Graduate School of Business, The
University of Chicago 2004.
 Used with permission.  All rights reserved.
crsp.com.

**Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1B.


                              CERTAIN TRANSACTIONS

     With the exceptions noted below, there have been no material transactions between the corporation and the bank, nor any material transactions proposed, with any director or executive officer of the corporation and the bank, or any associate or any of the foregoing persons. The corporation and the bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of the corporation and the bank and their associates on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers. Total loans outstanding from the bank at December 31, 2003, to the corporation's and bank's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $3,290,000 or approximately 8% of total equity capital. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

             PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information, as of February 23, 2004, about the principal officers of the corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors.

                                         Bank     Number Of Shares    Age as of
  Name And Office Held   Held Since    Employee     Beneficially    Feb. 23, 2004
                                        Since           Owned

Kermit G. Hicks
Chairman of the Board       1983         (1)            32,870            68


Jeff B. Shank
President and Chief         1991         1976           24,567            48
Executive Officer

John H. McDowell, Sr.       1986         1977            13,099           54
Executive Vice
President/Secretary
                                                                          54
Donald G. Kunkle            1990         1987           15,101
Vice President
                                                                          48
Franklin T. Klink, III      2001         2001             1,654
Vice President/Treasurer

(1) Mr. Hicks is not an employee of the bank.
     With the exception of Mr. Klink, each of the principal officers of the corporation has been employed as an officer or employee of the bank for more than 5 years. Mr. Klink was employed as a Senior Vice President and Controller for Citizens National Bank of Southern Pennsylvania for more than 5 years prior to joining the corporation in June of 2001 to assume the duties of Vice President/Treasurer.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     The corporation believes that during the period January 1, 2003 through December 31, 2003, it's officers and directors were in compliance with all filing requirements applicable to them.

  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, the proxyholders intend to vote all proxies for the ratification of the selection of Smith Elliott Kearns & Company, LLC as the corporation's independent accountants for its 2004 fiscal year.
Smith Elliott Kearns & Company, LLC has advised the corporation that none of its members have any financial interest in the corporation. Ratification of Smith Elliott Kearns & Company, LLC will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting. Smith Elliott Kearns & Company, LLC served as the corporation's independent public accountants for the 2003 fiscal year. In addition to performing customary audit services, Smith Elliott Kearns & Company, LLC assisted the corporation and the bank with the preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the corporation for such services at its customary hourly billing rates. These non-audit services were approved by the Board of Directors prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of the accountants. The corporation's Board of Directors approved these services and reviewed the nature and expense associated with the services. The Board concluded that there was no effect on the independence of the accountants.

     In the event that the shareholders do not ratify the selection of Smith Elliott Kearns & Company, LLC as the corporation's independent accountants for the 2004 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2004 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Smith Elliott Kearns & Company, LLC as the independent accountants for the corporation for the year ending December 31, 2004.

                         ANNUAL REPORT

     The corporation encloses a copy of the corporation's Annual Report for its fiscal year ended December 31, 2003, with this proxy statement. A representative of Smith Elliott Kearns & Company, LLC, the accounting firm that examined the financial statements in the annual report, will attend the annual meeting. The representative of Smith Elliott Kearns & Company, LLC will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the meeting.

                     SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2005 Annual Meeting of Shareholders must deliver the proposal in writing to the President of Tower Bancorp, Inc. at the principal executive offices at Center Square, Greencastle, Pennsylvania, not later than Monday, November 8, 2004.
                         OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in this proxy statement, but if any matters are properly presented, the proxyholders intend to vote on such matters in accordance with the recommendations of the Board of Directors.

                             ADDITIONAL INFORMATION

     Upon written request of any shareholder, a copy of the corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the schedules thereto, required to be filed with the SEC, may be obtained, without charge, from Franklin T. Klink, III, Treasurer, Tower Bancorp, Inc., P.O. Box 8, Center Square, Greencastle, Pennsylvania 17225. APPENDIX A

                               Tower Bancorp, Inc.
                             Audit Committee Charter

Statement of Policy

A soundly conceived, effective Audit Committee is essential to the management, operation, and financial reporting process of the company and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the company.

Organization

Members

There shall be a committee of the Board of Directors known as the Audit Committee. This committee shall be composed of at least three (3) directors who are independent of the management of the company and its subsidiaries and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

At the committee's discretion, management of the company or its subsidiaries may attend meetings of the Audit Committee, but this attendance should be in a non-voting capacity.

Committee membership standards will be maintained in accordance with applicable banking laws and regulations.

Meetings

The Audit Committee shall meet on a quarterly or four (4) times per year basis. The Committee reserves the right to meet at other times as required and/or to meet without members of management, internal audit, or the independent accounting firm.

Minutes

Minutes shall be prepared for all meetings of the Audit Committee to document the committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings, and shall be read and approved at the next meeting of the Committee.

These minutes of the Audit Committee actions shall be presented to the Board of Directors at its next regular or special meeting.

Authority

The authority for the Audit Committee is derived from the full Board of Directors of the company.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the committee. The Audit Committee may request any officer or employee of the company or its subsidiaries or the company's outside counsel or independent auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

Responsibilities

In fulfilling the stated role within the framework of the Audit Committee's Statement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

* to provide for an effective and efficient internal audit program to serve all subsidiaries of the company in an examining and advisory capacity
* to provide for effective external audits of all corporate subsidiaries by suitable independent accountants
* to assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting and operations controls
* to act as an agent for the Board of Directors to help insure the independence of internal auditors and independent auditors, the integrity of management, and the adequacy of disclosures to stockholders.

Duties

Specific   duties   of   the   Audit  Committee,  within   the   noted   general
responsibilities, will include, but not be limited to the following items:

  1. Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  3. Review an analysis prepared by the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the company's financial statements.

  4. Based on the review and discussion noted in numbers 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the company's annual report on Form 10-K.

  5. Meet periodically with management to review the company's major financial risk exposures and the steps management has taken to monitor and consult such exposures.

  6. Review major changes to the company's auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

  7. Recommend to the Board of Directors the appointment of an independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

  8.   Approve the terms of the engagement with the independent auditor.

  9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to insure the independence of the auditor.

  10. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the
     auditor and the company's response to that letter.   Such review should
     include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  11. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor.

  12. Discuss with the independent auditor the matters required by the Statement on Auditing Standards Number 61 relating to the conduct of the audit.

  13. Prior to the audit, review the independent auditor's planning and staffing for the audit.

  14. Supervise the internal audit program. Upon review of the adequacy of the program, if determined necessary, direct changes to the scope of the internal audit program.

  15. Recommend to the Board of Directors the appointment or replacement of the internal audit manager and the internal auditors.

  16. Approve the internal audit responsibilities and the terms of engagement of the internal audit manager and internal auditors.

  17. Review the significant reports prepared by internal auditors and management's responses, and discuss such reports with the internal auditors to insure that appropriate corrective action is being taken.

  18. Review with the company's legal counsel legal matters that may have a material impact on the financial statements, the company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company's Code of Ethics.

REVOCABLE PROXY
TOWER BANCORP, INC.

PLEASE MARK VOTES
AS IN THIS EXAMPLE

Annual Meeting of Shareholders
to be held on april 7, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Chad Zarger and Kathy G. Fittro and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Tower Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Rescue Hose Company Special Events Center, 407 South Washington Street, Greencastle, Pennsylvania 17225, on Wednesday, April 7, 2004 at 1:30 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

          With-     For All
     For  hold Except

1. election of THREE (3) class B directors to serve for a three-year term (except as marked to the contrary below):

Jeff B. Shank       Lois E. Easton      Frederic M. Frederick

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     For  Against   Abstain

2. PROPOSAL TO RATIFY THE SELECTION OF SMITH ELLIOTT KEARNS & COMPANY, LLC, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE AFORESAID SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2 .

Please be sure to sign and date
this Proxy in the box below.            Date

Shareholder sign above        Co-holder (if any) sign above
Detach above card, sign, date and mail in postage paid envelope provided.

TOWER BANCORP, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.



                               TOWER BANCORP, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 7, 2004

TO THE SHAREHOLDERS OF TOWER BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Tower Bancorp, Inc. will be held at 1:30 p.m., prevailing time, on Wednesday April 7, 2004, at the Rescue Hose Company Special Events Center, 407 South Washington Street, Greencastle, Pennsylvania 17225, for the following purposes:

     1. To elect three (3) Class B Directors to serve for a 3-year term and until their successors are elected and qualified;

     2. To ratify the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, as the independent accountants for the Corporation for the year ending December 31, 2004; and

     3. To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the corporation and action of the Board of Directors, only those shareholders of record at the close of business on February 23, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2003, is enclosed with this Notice. Copies of the corporation's Annual Report for the 2002 fiscal year may be obtained by contacting Franklin T. Klink, III, Treasurer, Tower Bancorp, Inc., P.O. Box 8, Center Square, Greencastle, Pennsylvania 17225; (717) 597-2137.

     We urge you to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that we may assure the presence of a quorum. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitation. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

                              By Order of the Board of Directors,



                              Jeff B. Shank, President

March 8, 2004
Greencastle, Pennsylvania